EXHIBIT (a)(2)



                       TRUSTEE AUTHORIZATION TO ESTABLISH
                ADDITIONAL SERIES OF SHARES AND CLASSES OF SHARES
                   OF THE TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

     In accordance with Section 4.9.2 of the Declaration of Trust of the TIAA-CREF Institutional Mutual Funds (the "Trust"), dated April 15, 1999, as amended, the undersigned trustees of the Trust hereby:

     (1) establish the following additional separate and distinct series of the
Trust:

Large-Cap Value Fund
Mid-Cap Value Fund
Mid-Cap Growth Fund
Small-Cap Equity Fund
International Equity Index Fund
Large-Cap Value Index Fund
Large-Cap Growth Index Fund
Mid-Cap Value Index Fund
Mid-Cap Growth Index Fund
Mid-Cap Blend Index Fund
Small-Cap Value Index Fund
Small-Cap Growth Index Fund
Small-Cap Blend Index Fund
S&P 500 Index Fund
Real Estate Securities Fund
Inflation-Linked Bond Fund

     (2) establish the following separate and distinct classes of shares for each series of the Trust: Retirement Class shares, Institutional Class shares, and Retail Class shares.


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     IN WITNESS WHEREOF, the Trustees of the Trust have executed this instrument the 22nd day of May, 2002.

/s/ ELIZABETH E. BAILEY                          /s/ BEVIS LONGSTRETH
-------------------------------                  -------------------------------
Elizabeth E. Bailey                              Bevis Longstreth

/s/ JOHN H. BIGGS
-------------------------------                  -------------------------------
John H. Biggs                                    Stephen A. Ross

/s/ JOYCE A. FECSKE                              /s/ NESTOR V. SANTIAGO
-------------------------------                  -------------------------------
Joyce A. Fecske                                  Nestor V. Santiago

EDES P. GILBERT
-------------------------------                  -------------------------------
Edes P. Gilbert                                  Eugene C. Sit

/s/ MARTIN J. GRUBER                             /s/ MACEO K. SLOAN
-------------------------------                  -------------------------------
Martin J. Gruber                                 Maceo K. Sloan

/s/ NANCY L. JACOB                               /s/ DAVID K. STORRS
-------------------------------                  -------------------------------
Nancy L. Jacob                                   David K. Storrs

                                                 /s/ ROBERT W. VISHNY
-------------------------------                  -------------------------------
Marjorie Fine Knowles                            Robert W. Vishny

/s/ MARTIN L. LEIBOWITZ
-------------------------------
Martin L. Leibowitz


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